UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2025

GlobalTech Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-56482	82-3926338
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Barron Way Suite 13a, Reno, NV	89511
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:775-624-4817

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATION NOTE

GlobalTech Corporation (the “Company”, “we” and “us”) previously filed Current Reports on Form 8-K with the Securities and Exchange Commission on December 2, 2025 (the “Initial Form 8-K”) and December 18, 2025 (the “Closing Form 8-K”), disclosing (a) the entry on November 25, 2025, into a Share Exchange Agreement (the “Exchange Agreement”), with 123 Investments Limited, a private company registered under the laws of England and Wales (“123 Investments”), and Stephen Buck and John Patrick Bywater, the shareholders of 123 Investments (the “Shareholders”), and (b) the closing of the transactions contemplated by the Exchange Agreement on December 15, 2025 (the “Exchange”), respectively.

At the time of the filing of the Closing Form 8-K, the Company stated that it intended to file the required financial statements and pro forma financial information associated with the Exchange within 71 days from the date that such Closing Form 8-K was required to be filed. By this Amendment No. 1 to the Closing Form 8-K, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information, which are filed as exhibits hereto and are incorporated herein by reference.

Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, and Management’s Discussion and Analysis of Financial Condition and Results of Operations of 123 Investments, included in the exhibits hereto, there are no changes to the Closing Form 8-K.

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Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

(i) 123 Investment’s audited financial statements, comprising the consolidated balance sheets as of January 28, 2025 and 2024, and the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for each of the years then ended, and the related notes to the financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(ii) Also included herewith as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of 123 Investments for the nine months ended October 28, 2025 and October 28, 2024, and the years ended January 28, 2025 and 2024, which are incorporated herein by reference.

(iii) 123 Investments unaudited financial statements, comprising the consolidated balance sheets as of October 28, 2025 and January 28, 2025, and the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for each of the nine months ended October 28, 2025 and January 28, 2025, and the related notes to the financial statements, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma financial information required by Item 9.01, as well as the accompanying notes thereto, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited pro forma combined financial statements are based on the historical consolidated financial statements of the Company and adjusts such information to give effect of the Exchange Agreement.

The unaudited pro forma combined balance sheet data as of October 28, 2025, gives effect to the Exchange as if it had occurred on January 29, 2025. The unaudited pro forma condensed combined statement of operations for the twelve-month period ended January 28, 2025, gives pro forma effect to the Exchange as if it had occurred on January 29, 2024. The unaudited pro forma condensed combined statement of operations for the three and nine-month periods ended October 28, 2025, gives pro forma effect to the Acquisition as if it had occurred on January 29, 2025.

The unaudited pro forma combined balance sheet and unaudited combined statements of operations are presented for informational purposes only and do not purport to be indicative of the combined financial condition that would have resulted if the Exchange had occurred on January 29, 2024 or January 29, 2025. Also, the unaudited pro forma combined financial information is not necessarily indicative of what the combined entity’s results of operations would have been had the transactions been completed as of the date indicated.

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(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1*

Audited financial statements, comprising the consolidated balance sheets as of January 28, 2025 and 2024, and the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for each of the years then ended, and the related notes to the financial statements, for 123 Investments Limited

99.2*

Management’s Discussion and Analysis of Financial Condition and Results of Operations of the 123 Investments Limited for the three and nine months ended October 28, 2025 and 2024, and the years ended January 28, 2025 and 2024

99.3*

Unaudited financial statements, comprising the consolidated balance sheets as of October 28, 2025 and January 28, 2025, and the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for each of the nine months ended October 28, 2025 and January 28, 2025, and the related notes to the financial statements for 123 Investments Limited

99.4*	Unaudited Pro Forma Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K/A and Exhibits 99.1, 99.2, 99.3 and 99.4 hereto contain forward-looking statements. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled “Risk Factors” and elsewhere in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC, including, without limitation, our reports on Form 8-Ks, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobalTech Corporation

/s/ Dana Green
Dana Green Chief Executive Officer
Date: January 12, 2026

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